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                                                                    EXHIBIT 99.2

                   CERTIFICATION ACCOMPANYING PERIODIC REPORT
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. SEC.1350)

     I, Sherice P. Bench, Chief Financial Officer of American Achievement Corporation (the "Company"), hereby certify that:

          (1) The Annual Report of the Company on Form 10-K for the year ended August 31, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: November 21, 2002

                                                 /s/ SHERICE P. BENCH
                                          --------------------------------------
                                          Name: Sherice P. Bench
                                          Title: Chief Financial Officer